                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 26, 2005

                                  MISONIX, INC.
             (Exact name of registrant as specified in its charter)

            New York                       1-10986              11-2148932
--------------------------------- ------------------------ --------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
        incorporation)                                      Identification No.)

1938 New Highway, Farmingdale, NY                                      11735
---------------------------------                                      -----
(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

               On September 26, 2005, MISONIX, INC. (the "Company") entered into
               Amendment No. 4, dated as of February 18, 2005, to the Loan and
               Security Agreement (the "Amendment") with Fleet National Bank, a
               Bank of America Company (the "Bank").

               The Company and the Bank are parties to the Loan and Security
               Agreement dated as of January 18, 2002, as amended by Amendment
               No. 1 to the Loan and Security Agreement dated as of November 12,
               2002, as further amended by Amendment No. 2 to the Loan and
               Security Agreement dated June 20, 2003, as further amended by
               Amendment No. 3 to the Loan and Security Agreement dated as of
               January 18, 2005 (collectively, the "Agreement").

               The Amendment (i) increases the Company's borrowing capacity under the revolving credit facility available under the Agreement to $6,000,000 from $5,000,000 and (ii) extends the termination date of the Agreement to January 18, 2008.

               The Amendment also modifies certain covenants pertaining to the
               Company including, inter alia, financial covenants, capital expenditures and repurchases of the Company's common stock.

               The foregoing description of the Amendment is qualified in its entirety by reference to the provisions of the Amendment attached to this report as Exhibit 10(uu).

Item 9.01      Financial Statements and Exhibits.

(c)            Exhibits.

               Exhibit 10(uu) Amendment No. 4 to the Loan and Security
               Agreement.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2005   MISONIX, INC.

                           By: /s/ Richard Zaremba
                               -------------------
                               Richard Zaremba
                               Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

10(uu)            Amendment No. 4 to the Loan and Security Agreement